REVENUES	12 Months Ended
Dec. 31, 2020
Revenues [Abstract]
REVENUES

NOTE 16:-REVENUES

The Company recognizes contract liabilities, or deferred revenues, when it receives advance payments from customers before performance obligations have been performed. The balance of deferred revenues approximates the aggregate amount of the transaction price allocated to the unsatisfied performance obligations at the end of reporting period.

The following table presents the significant changes in the deferred revenue balance during the year ended December 31, 2020:

	Year ended December 31, 2019	Year ended December 31, 2020

Balance, beginning of the period	$3,873	$7,999
New performance obligations	11,195	5,210
Reclassification to revenue as a result of satisfying performance obligations	(7,069)	(2,222)

Balance, end of the period	7,999	10,987
Less: long-term portion of deferred revenue	6,265	7,495
Current portion, end of period	$1,734	$3,492

F - 45

CERAGON NETWORKS LTD. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share data)

NOTE 16:-REVENUES (Cont.)

Remaining performance obligations represent contracted revenues that have not yet been recognized, which includes deferred revenues and non-cancelable contracts that will be recognized as revenue in future periods. The following table represents the remaining performance obligations as of December 31, 2020, which are expected to be satisfied and recognized in future periods:

	2021	2022	2023 and thereafter
Unsatisfied performance obligations	$4,320	$216	$8,129

The Company elected to apply the optional exemption under ASC 606 paragraph 10-50-14(a) not to disclose the remaining performance obligations that relate to contracts with an original expected duration of one year or less for which deferred revenues have not been recorded yet.